UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2013
Date of Report (Date of earliest event reported)

DOUBLE CROWN RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53389	98-0491567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2312 N. GREEN VALLEY PARKWAY SUITE 1026 HENDERSON, NEVADA	89014
(Address of principal executive offices)	(Zip Code)

707-964-6016
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on March 26, 2013, the Board of Directors of Double Crown Resources, Inc., a Nevada corporation (the "Company"), accepted the resignations of Marc Duncan and Glenn Soler as members of the Board of Directors.  Mr. Duncan and Mr. Soler did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Therefore, as of the date of this Current Report, the Board of Directors consists of Jerry Drew, Allen Lopez, Keith Tubandt, and Antonio Castillo.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLE CROWN RESOURCES INC.

DATE: April 16, 2013	By:	/s/ Jerry Drew
	Name:	Jerry Drew
	Title:	President/Chief Executive Officer

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